Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

NOTE 21 – SUBSEQUENT EVENTS

In January and February 2025, Navios Partners took delivery of the Nave Neutrino, a 2025-built Aframax/LR2 of 115,807 dwt, the HMM Ocean and the HMM Sky, two 2025-built 7,700 TEU containerships (See Note 15 – Commitments and contingencies).

In February 2025 and March 2025, Navios Partners agreed to sell a 2006-built Panamax of 76,596 dwt, a 2005-built Panamax of 76,801 dwt and a 2007-built 2,741 TEU Containership, to unrelated third parties. The aggregate gross sale proceeds of the above vessels amounted to $34,650 and the aggregate gain on sale is expected to be approximately $2,692. The sale of the 2005-built Panamax of 76,801 dwt was completed on March 17, 2025 and the sales of the remaining two vessels are expected to be completed during the second quarter of 2025.

In March 2025, Navios Partners entered into an export credit agency-backed facility for a total amount up to $151,502 (including insurance premium) in order to finance part of the acquisition cost of two newbuilding 7,900 TEU containerships, currently under construction. The facility matures 12 years after the delivery date of each vessel and bears interest at Compounded SOFR plus 124 bps per annum.